TAX-FREE INSTRUMENTS TRUST

SUPPLEMENT TO PROSPECTUSES DATED MAY 31, 1999

         At a special meeting of shareholders to be held on June 30, 2000, shareholders of the above-named Trust will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect on or after August 1, 2000. Shareholders will be notified if any of these changes are not approved at the special meeting or any adjournment thereof. Please keep this supplement for your records.

         Shareholders will be asked to consider the following proposals:

               (1)To elect seven Trustees.

               (2)To approve an amendment to, and a restatement of, the Trust's
                  Declaration of Trust to permit the Board of Trustees to liquidate the assets of the Trust, or of any series or class of the Trust, without seeking shareholder approval.

               (3)To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Tax-Free Instruments Trust (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed PRO RATA by the Trust to its shareholders in complete liquidation and termination of the Trust.

                  To transact such other business as may properly come before the special meeting of shareholders or any adjournment thereof.

                                                                    May 24, 2000


Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA  15222-3779

Cusip  876924101
     876924200